1 GREEN BRICK PARTNERS Q4 2017 INVESTOR CALL PRESENTATION MARCH 12, 2018 Exhibit 99.2

2 FORWARD LOOKING STATEMENTS This presentation and the oral statements made by representatives of the Company during the course of this presentation that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. Although the Company believes that the assumptions underlying these statements are reasonable, individuals considering such statements for any purpose are cautioned that such forward- looking statements are inherently uncertain and necessarily involve risks that may affect the Company’s business prospects and performance, causing actual results to differ from those discussed during the presentation, and any such difference may be material. Factors that could cause actual results to differ from those anticipated are discussed in the Company’s annual and quarterly reports filed with the SEC. Any forward-looking statements made are subject to risks and uncertainties, many of which are beyond management’s control. These risks include the risks described in the Company’s filings with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. The Company presents Basic Adjusted EPS, Diluted Adjusted EPS, Basic and Diluted Adjusted weighted-average number of shares outstanding, GRBK Pre-tax Income and Adjusted Homebuilding Gross Margin. The Company believes these and similar measures are useful to management and investors in evaluating its operating performance and financing structure. The Company also believes these measures facilitate the comparison of their operating performance and financing structure with other companies in the industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

3 MANAGEMENT PRESENTERS Jim Brickman Chief Executive Officer • Over 40 years in real estate development and homebuilding. • Co-founded JBGL with Greenlight Capital in 2008. JBGL was merged into Green Brick in 2014. • Previously served as Chairman and CEO of Princeton Homes and Princeton Realty Corp. Rick Costello Chief Financial Officer • Over 26 years of financial and operating experience in all aspects of real estate management. • Previously served as CFO and COO of GL Homes, as AVP of finance of Paragon Group and as an auditor for KPMG. Jed Dolson President of Texas Region • Over 15 years of land development and property acquisition. • Head of GRBK land acquisitions since 2010. • Masters Degree in Engineering, Stanford University, and Registered Engineer, State of Texas.

4 MARKET UPDATE The housing market is being under supplied • Demand is there; the new challenge is building new homes that buyers want in locations they can afford.

5 MARKET UPDATE National Economic Overview Top Job Growth Markets Ranked by Change in Employment – December 2017 Housing starts are highly correlated to jobs and we build in two of the highest job growth markets Source: Metrostudy - MetroUSA

6 MARKET UPDATE We are less than 2.0% of the starts in two of the largest housing markets, giving us significant opportunity for growth Source: Metrostudy - MetroUSA GRBK has also entered the Colorado Springs market through our investment in Challenger Homes.

7 MARKET UPDATE Dallas/Fort Worth Market SFD-TH – Starts and closings Dallas market continues 6-year expansion but is still well below prior peak Source: Metrostudy - MetroUSA 33,243 31,708 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 4Q16 4Q17 A n n u a l S t a r t s & C l o s i n g s Annual Starts Annual Closings

8 MARKET UPDATE Dallas/Fort Worth Market Lot Inventory GRBK has almost 4,600 lots in Dallas where the market continues its 7-year trend of constrained supply Source: Metrostudy - MetroUSA 50,344 18.2 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 4Q16 4Q17 M onths of Supply L o t s / S t a r t s Vacant Developed Lots Annual Starts VDL Months of Supply

9 MARKET UPDATE The Atlanta market also continues to expand but is still well below prior peak Source: Metrostudy - MetroUSA 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 60,000 U n i t s Quarter Atlanta Region 16 Year History Annual Construction Starts and Closings Annual Starts Annual Closings 2Q06 Peaked 72% of activity is in North Atlanta where GRBK builds. 24,325 +12% 22,182 +9% Atlanta Regi 16 Year History Annual Construction Starts and Closings 2Q06 Peaked

10 GREEN BRICK AT A GLANCE • We are a diversified homebuilding and land development company • We build and deliver homes through our controlled builders in which we own a 50% controlling interest as well as our investment in unconsolidated builder partners • We sell lots and provide lot acquisition and vertical construction financing to our controlled builders • Currently focused on the high growth metropolitan areas of Dallas, Atlanta and Colorado Springs • Attractive land position of approximately 6,200 well-located residential lots as of December 31, 2017 • Over 72% of our residential lots are owned • Virtually all of our owned lots are owned at corporate level vs. at the controlled builder level Products offered Townhomes Single family Luxury homes Townhomes, contractor on luxury homes Townhomes, single family, luxury homes Dallas CB JENI Normandy Homes Southgate Homes Centre Living Homes Atlanta The Providence Group Controlled Builders Products offered Townhomes, single family Colorado Challenger Homes Unconsolidated Builder Partners

11 CHALLENGER HOMES • On August 15, 2017, GRBK acquired a 49.9% ownership of Challenger Homes, effective August 1, 2017 • With this investment in an unconsolidated subsidiary, Green Brick has expanded into Colorado Springs and the Pikes Peak Region: • In January 2017, Forbes declared the region one of the “10 Hottest Real Estate Markets to Watch” • In February 2017, Colorado Springs nabbed the No. 2 spot in U.S. News and World Report’s ranking of the “Most Desirable Places to Live” in 2017 • In the 5 months ending Dec 31, 2017, Challenger generated $59.0 million in revenues and $5.5 million in income before taxes; GRBK’s share of pre-tax income is 49.9%

12 CORPORATE STRUCTURE • We are a diversified homebuilding and land development company with strong sponsor ownership and controlling interests in our aligned homebuilders. 50%50%50%50% 49.99% 100%

13 QUARTERLY SPOTLIGHT Heritage Creekside, Plano, TX – Modern Townhomes in the Heart of a Connected Community • Heritage Creekside is a neighborhood made up of creek side urban apartments, lofts, townhomes and single-family homes all within walking distance from a mix of shops, restaurants, hotels, offices and newly restored creek bed. The community serves as a model for eco- sensitive neighborhood development in the region, celebrating nature as a fundamental community value. • Heritage Creekside is now in Phase 1 of development and Phase 2 of planning. CB JENI Homes is the sole developer of townhomes in the community. • Heritage Creekside Townhomes are all two-stories and range from 1,825 - 2,049 square feet with prices starting in the $310,000’s.

14 GRBK: A TRUE GROWTH STORY We have the strong balance sheet and operational excellence for continued growth

15 BALANCE SHEET STRENGTH GRBK has one of the lowest debt-to-capital ratios amongst public builders Citi Research data for comparative companies is reported as of November 3, 2017; “Net Debt” equals Total Debt minus Cash. Net Debt to Total Capital Q4 2017 • GRBK net debt to capital is about 16% versus an average 40% for covered public builders • GRBK’s eventual target is approximately 35%

16 FINANCIAL HIGHLIGHTS Quarter over Quarter Year over Year Q4 2016 Q4 2017 Increase 2016 2017 Increase Net New Home Orders 197 265 35% 880 1,063 21% Home Closings - Units 275 292 6% 844 990 17% Home Closing Revenues $117.0 $133.5 14% $365.2 $435.6 19% Ending Active Selling Communities 50 55 10% Homes Under Construction 564 736 30% Homes Started 902 1162 29% Dollar Value of Backlog $108.0 $151.5 40% Pre-Tax Income - GRBK $13.7 $17.2 26% $39.0 $53.9 38% Pre-Tax Income - GRBK as % of Home Revenues 11.7% 12.9% 10.7% 12.4% Total Lots Owned & Controlled 5,189 6,219 20%

17 OPERATIONAL HIGHLIGHTS LTM Adjusted Gross Margins LTM GRBK Pre-Tax Income to Homebuilding Revenues

18 KEY TAKEAWAYS • Significant growth opportunities exist in Dallas, Atlanta and Colorado Springs ̶ three of the most attractive homebuilder markets in the U .S. • We have the four pillars to support significant growth: lot position, balance sheet, management team, and builders. • Proven success in executing our growth strategy with our controlled and aligned builders. • Our operating model and low leverage results in superior risk adjusted returns.

19 NON-GAAP RECONCILIATION GRBK Pre-tax Income as a Percentage of Homebuilding Revenues (Unaudited, in thousands) 12 Months Ended Dec 31, 2016 12 Months Ended Mar 31, 2017 12 Months Ended June 30, 2017 12 Months Ended Sep 30, 2017 12 Months Ended Dec 31, 2017 LTM Net income attributable to Green Brick $23,756 $26,859 $27,805 $30,842 $14,970 LTM Income tax provision attributable to Green Brick $15,261 $17,693 $17,829 $19,541 $38,896 LTM GRBK Pre-tax income $39,017 $44,552 $45,634 $50,383 $53,866 LTM Sale of Residential Units $365,164 $391,933 $398,546 $419,156 $435,644 LTM GRBK Pre-tax income as a % of Homebuilding Revenues 10.7% 11.4% 11.5% 12.0% 12.4% (Unaudited, in thousands) 3 Months Ended Dec 31, 2016 Year Ended Dec 31, 2016 3 Months Ended Dec 31, 2017 Year Ended Dec 31, 2017 Net income attributable to Green Brick $7,676 $23,756 ($8,196) $14,970 Income tax provision attributable to Green Brick $6,001 $15,261 $25,356 $38,896 GRBK Pre-tax income $13,677 $39,017 $17,160 $53,866 Sale of Residential Units $116,977 $365,164 $133,465 $435,644 GRBK Pre-tax income as a % of Homebuilding Revenues 11.7% 10.7% 12.9% 12.4%

20 NON-GAAP RECONCILIATION Adjusted Homebuilding Gross Margin Reconciliation (Unaudited, in thousands) 12 Months Ended Dec 31, 2016 12 Months Ended Mar 31, 2017 12 Months Ended June 30, 2017 12 Months Ended Sep 30, 2017 12 Months Ended Dec 31, 2017 Sale of Residential Units $365,164 $391,933 $398,546 $419,156 $435,644 Homebuilding gross margin $81,710 $87,922 $89,429 $93,637 $93,579 Add back: Capitalized Interest charged to cost of sales $2,814 $2,441 $2,492 $2,639 $2,630 Adjusted homebuilding gross margin $84,524 $90,363 $91,921 $96,276 $96,209 Adjusted gross margin percentage 23.1% 23.1% 23.1% 23.0% 22.1%

21 2805 North Dallas Parkway, Suite 400 Plano, TX 75093 www.greenbrickpartners.com